                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 1999



                            WIND RIVER SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)




               0-21342                            94-2873391
        (Commission File No.)         (IRS Employer Identification No.)




                               500 WIND RIVER WAY
                                ALAMEDA, CA 94501
              (Address of principal executive offices and zip code)




       Registrant's telephone number, including area code: (510) 748-4100

ITEM 5.    OTHER EVENTS.

           On June 30, 1999, the Board of Directors of Wind River Systems, Inc. (the "Company") rescinded the Company's stock repurchase programs. The Company's press release, dated June 30, 1999, announcing the rescission is included herein as Exhibit 99.1.

           On June 30, 1999, the Company acquired RouterWare, Inc., a leading supplier of networking protocol source code, in a stock-for-stock acquisition. The Company's press release, dated June 30, 1999, announcing the acquisition is included herein as Exhibit 99.2.

ITEM 7.    EXHIBITS.

       99.1    Press Release, dated June 30, 1999 entitled "Wind River Rescinds
               Stock Repurchase Programs."

       99.2    Press Release, dated as of June 30, 1999 entitled "Wind River
               Systems Acquires RouterWare, Inc., Further Broadens Portfolio of Embedded Networking Technologies for Leading-Edge Internet
               Devices."




                                      1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             WIND RIVER SYSTEMS, INC.



Dated:  July 16, 1999        By:  /s/ Richard W. Kraber
                                ----------------------------------------------
                                      RICHARD W. KRABER
                                      VICE PRESIDENT AND CHIEF FINANCIAL
                                      OFFICER





                                      2.

                                INDEX TO EXHIBITS

       99.1    Press Release, dated June 30, 1999 entitled "Wind River Rescinds
               Stock Repurchase Programs."

       99.2    Press Release, dated as of June 30, 1999 entitled "Wind River
               Systems Acquires RouterWare, Inc., Further Broadens Portfolio of Embedded Networking Technologies for Leading-Edge Internet
               Devices."





                                      3.